Exhibit 10.1

ASSIGNMENT OF OPTION AGREEMENTS

AGREEMENT made this 2nd day of July, 2003 by and between ILLINOIS RIVER ENERGY LLC, a Delaware limited liability company, of the County of Ogle, State of Illinois, hereinafter called “ASSIGNOR” or “IRE”; and James D. Carmichael, of the County of Ogle, State of Illinois, hereinafter called “ASSIGNEE” or “Carmichael”.

For good and valuable consideration, the receipt of which ASSIGNOR hereby acknowledges, ASSIGNOR hereby gives, assigns, transfers and sets over unto ASSIGNEE, all of ASSIGNOR’S right, title and interest in and to those certain OPTION AGREEMENTS described as follows:

1.                                      Option Agreement by and between Illinois River Energy, LLC (“IRE”) and Noggle Family Limited Partnership (“Noggle”); and

2.                                      Option Agreement by and between Illinois River Energy, LLC (“IRE”) and Henry A. Knetsch, Jr. as trustee under trust agreement dated 7/21/1988 (“Knetsch”); and

3.                                      Option Agreement by and between Illinois River Energy, LLC (“IRE”) and Carl R. Pohlad (“Pohlad”),

hereinafter, collectively called the “OPTIONS”.

ASSIGNOR hereby directs the issuance and delivery of a deed or deeds hereunder to the ASSIGNEE.

This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument, and shall be binding upon the respective heirs, devisees, legatees, personal representatives, successors and assigns of the respective parties.

IN WITNESS WHEREOF, the ASSIGNOR has hereunto executed this Assignment as of the day and year first written above.

ASSIGNOR:

ILLINOIS RIVER ENERGY, LLC

By:	/s/ Floyd Schultz
Floyd Schultz

ASSIGNEE’S ACCEPTANCE

ASSIGNEE, accepts this Assignment the day and year first written above. If IRE has not previously exercised the OPTIONS, ASSIGNEE hereby expressly agrees to exercise the OPTIONS and further hereby expressly agrees to proceed to closing of the OPTIONS, all pursuant to the terms of the OPTIONS.

ASSIGNEE:

/s/ James D. Carmichael
James D. Carmichael

STATE OF ILLINOIS	)
)ss.
COUNTY OF OGLE	)

I, the undersigned, a Notary Public, in the for said County, in the State aforesaid, DO HEREBY CERTIFY THAT James I. Carmichael, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as his free, and voluntary act, for the uses and purposes therein set forth,

GIVEN under my hand and Notary Seal this 2nd day of July 2003.

/s/ Charles P. Cole, Jr.
Notary Public

STATE OF ILLINOIS	)
)ss.
COUNTY OF OGLE	)

I, the undersigned, a Notary Public, in the for said County, in the State aforesaid, DO HEREBY CERTIFY THAT Floyd Schultz, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as his free, and voluntary act, and as the free and voluntary act of IRE, for the uses and purposes therein set forth,

GIVEN under my hand and Notary Seal this 2nd day of July 2003.

/s/ Charles P. Cole, Jr.
Notary Public

Prepared by and Return to:

Charles P. Cole, Jr.

Attorney at Law

P.O. Box 24

Rochelle, II 61068